UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-121661-17	06-1442101
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Steamboat Road, Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 31, 2005, a single series of certificates, entitled Soundview Home Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Centex Home Equity Company, LLC (“Centex”) and Saxon Mortgage Services, Inc. as servicers (the “Servicers”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’“) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $435,766,986 as of May 1, 2005 (the “Cut-off Date”) and any amounts in the Original Pre-Funding Accounts. The Initial Mortgage Loans were purchased pursuant to five Assignment and Recognition Agreements, dated May 31, 2005 (the “Seller Sale Agreements”), among the Seller, the Depositor and Accredited Home Lenders, Inc., Ameriquest Mortgage Company, The CIT Group/Consumer Finance, Inc., Residential Mortgage Acceptance Enterprise, LLC, Meritage Mortgage Corp. and Centex (each, an “Originator”), as applicable. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated May 26, 2005 (the “Underwriting Agreement”) between the Depositor and the Underwriter. The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated May 31, 2005 (the “Purchase Agreement”) among the Depositor and the Underwriter.

The  Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$187,150,000.00	Variable
A-2	$66,140,000.00	Variable
A-3	$108,290,000.00	Variable
A-4	$24,167,000.00	Variable
M-1	$30,829,000.00	Variable
M-2	$20,725,000.00	Variable
M-3	$10,363,000.00	Variable
M-4	$9,585,000.00	Variable
M-5	$9,067,000.00	Variable
M-6	$8,290,000.00	Variable
M-7	$4,663,000.00	Variable
M-8	$9,326,000.00	Variable
M-9	$5,181,000.00	Variable
B-1	$5,181,000.00	Variable
B-2	$5,181,000.00	Variable
B-3	$2,591,000.00	Variable
B-4	$5,181,000.00	Variable
B-5	$3,627,000.00	Variable
C	$2,591,418.27	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 22, 2005 and the Prospectus Supplement, dated February 24, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Centex Home Equity Company, LLC and Saxon Mortgage Services, Inc. as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2005

FINANCIAL ASSET SECURITIES CORP.

By: /s/ Frank Skibo
Name: Frank Skibo
Title: Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Centex Home Equity Company, LLC and Saxon Mortgage Services, Inc. as Servicers and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-2 Certificates.	7

Exhibit 4.1